UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-07838)

American Select Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall

Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jill M. Stevenson

800 Nicollet Mall Minneapolis, MN 55402

(Name and address of agent for service)

800-677-3863

Registrant’s telephone number, including area code

Date of fiscal year end: 08/31/12

Date of reporting period: 11/30/11

Item 1. Schedule of Investments.

Schedule of Investments    |    November 30, 2011 (unaudited)

American Select Portfolio (SLA)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE ¶
(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 66.8%
Commercial Loans — 45.3%
12000 Aerospace, Clear Lake, TX, 7.18%, 1/1/15 b ¶	12/22/04	$4,939,362	$4,939,362	$4,939,362
ABC Conoco, Aspen, CO, 6.65%, 11/1/11 §	10/31/06	3,748,163	3,748,163	2,539,073
Clear Lake Central I, Webster, TX, 4.93%, 2/1/12 b ¶	7/27/06	6,895,716	6,895,716	6,557,329
Gallery Row, Tucson, AZ, 11.88%, 10/1/11 ¶ § t	9/7/06	500,000	501,064	3,871
George Gee Hummer, Liberty Lake, WA, 6.20%, 1/1/14 b ¶	6/30/05	2,125,000	2,125,000	1,834,368
George Gee Pontiac I, Liberty Lake, WA, 6.23%, 1/1/14 b ¶	6/30/05	4,675,000	4,675,000	4,038,008
George Gee Pontiac II, Liberty Lake, WA, 6.20%, 1/1/14 ¶	9/14/06	750,000	750,000	647,424
George Gee Porsche, Liberty Lake, WA, 6.20%, 1/1/14 b ¶	9/14/06	2,500,000	2,500,000	2,158,080
Highland Park I, Scottsdale, AZ, 6.77%, 4/1/13 b ¶	2/23/06	9,204,035	9,204,035	9,204,035
Highland Park II, Scottsdale, AZ, 11.88%, 4/1/13 ¶	2/23/06	1,183,784	1,183,784	977,689
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/10 ¶ § t	7/18/07	3,520,000	3,520,000	1,960,640
Kolb Plaza II, Tucson, AZ, 9.88%, 8/1/10 ¶ § t	7/18/07	440,000	440,000	138,163
Landmark Bank Center, Euless, TX, 6.85%, 5/1/12 ¶	7/1/04	3,225,839	3,225,839	3,225,839
Landmark Bank Center II, Euless, TX, 6.88%, 5/1/12 ¶	6/12/08	1,157,576	1,157,576	1,059,409
Landmark Bank Center III, Euless, TX, 8.88%, 9/1/15	6/8/10	1,232,227	1,232,227	1,179,832
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17 b ¶	5/23/07	2,175,000	2,175,000	2,218,500
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 6.83%, 11/1/12 ¶ t	10/12/07	7,806,202	7,806,202	4,348,054
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17 b	6/28/07	4,855,705	4,855,705	5,071,128
Town Square #6, Olympia, WA, 7.40%, 9/1/12	8/2/02	3,418,499	3,418,499	2,830,032
			64,353,172	54,930,836

Multifamily Loans — 21.5%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15 b	8/11/03	4,112,539	4,112,539	4,318,166
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	8/11/03	242,203	242,203	251,671
Highland House Apartments, Dallas, TX, 6.55%, 10/1/13 b	9/10/07	2,668,653	2,668,653	2,668,653
Keystone Crossings, Springdale, AZ, 8.15%, 7/5/16 ¶ ¤ S	6/27/07	4,875,000	4,875,000	3,629,715
NCH Multifamily Pool II, Oklahoma City, OK, 11.93%, 10/1/10 ¶ § t	10/1/07	5,400,000	5,505,836	3,007,800
Revere Apartments, Revere, MA, 6.28%, 3/1/12 b	3/8/07	1,598,054	1,598,054	1,581,326
RP Urban Partners Lot 12, Oxnard, CA, 6.90%, 3/1/12 ¶	2/23/05	2,500,000	2,500,000	2,108,790
RP Urban Partners Lot 17, Oxnard, CA, 6.90%, 3/1/12 ¶	3/1/10	2,500,000	2,500,000	2,108,790
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 b	6/5/03	6,413,648	6,413,648	6,413,648
			30,415,933	26,088,559

Total Whole Loans			94,769,105	81,019,395

Corporate Notes ¥ ¶ — 13.9%
Fixed Rate — 13.9%
Sarofim Northwest, 7.00%, 1/1/12	12/21/07	8,181,250	8,181,250	8,181,250
Stratus Properties I, 8.75%, 12/31/14	12/28/00	5,000,000	5,000,000	5,150,000
Stratus Properties VII, 8.75%, 12/31/12	6/1/07	3,500,000	3,500,000	3,535,000

Total Corporate Notes			16,681,250	16,866,250

U.S. Government Agency Mortgage-Backed Securities a — 10.6%
Fixed Rate — 10.6%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		635,489	645,210	688,051
7.50%, 12/1/29, #C00896		135,196	133,327	157,528
5.00%, 5/1/39, #G05430		1,597,702	1,637,330	1,710,647
Federal National Mortgage Association,
5.00%, 11/1/17, #657356		253,908	254,566	274,156
6.50%, 6/1/29, #252497		422,698	420,601	480,366
7.50%, 5/1/30, #535289		38,790	37,822	45,399
8.00%, 5/1/30, #538266		14,087	13,955	16,538

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Select Portfolio (SLA)

DESCRIPTION	PAR/ SHARES	COST	FAIR VALUE ¶
5.00%, 11/1/33, #725027	$1,984,398	$2,025,472	$2,135,752
5.00%, 7/1/39, #935588	1,869,256	1,906,381	2,010,660
4.50%, 3/1/40, #932669	2,363,848	2,386,300	2,502,038
4.00%, 12/1/40, #MA0583	2,671,976	2,699,922	2,787,205

Total U.S. Government Agency Mortgage-Backed Securities		12,160,886	12,808,340

Commercial Mortgage-Backed Securities — 15.0%
Other — 15.0%
Banc of America Commercial Mortgage,
5.00%, 7/10/45, Series 2005-4, Class A5B a Δ	6,400,000	4,218,774	6,314,944
Bear Stearns Commercial Mortgage Securities,
5.72%, 9/11/38, Series 2006-PW12, Class A4 a Δ	2,100,000	1,559,386	2,321,426
5.74%, 9/11/42, Series 2007-T28, Class A4	1,456,221	1,048,061	1,633,989
5.69%, 6/11/50, Series 2007-PW17, Class A4 a	3,315,000	2,972,317	3,576,415
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.89%, 11/15/44, Series 2007-CD5,Class A4 Δ	2,000,000	1,853,625	2,169,114
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41 a Δ	2,000,000	1,426,159	2,176,974

Total Commercial Mortgage-Backed Securities		13,078,322	18,192,862

Preferred Stocks — 35.3%
Real Estate Investment Trusts — 35.3%
BRE Properties, Series D ☒	28,600	675,354	724,833
Developers Diversified Realty, Series H ☒	23,820	488,310	582,399
Developers Diversified Realty, Series I ☒	3,830	79,856	93,375
Digital Realty, Series E ☒	140,000	3,500,000	3,558,800
Duke Realty, Series J	630	15,120	15,396
Duke Realty, Series K ☒	35,000	836,500	842,187
Duke Realty, Series L ☒	17,270	330,202	417,589
Duke Realty, Series M ☒	47,640	952,800	1,200,528
Duke Realty, Series O ☒	40,000	944,000	1,040,400
Equity Residential Properties, Series K ☒	18,000	991,800	1,181,250
Equity Residential Properties, Series N ☒	49,500	950,925	1,250,370
Health Care Properties, Series F	60,000	1,503,000	1,513,128
Hospitality Properties, Series C	75,000	1,812,000	1,840,500
Kimco Realty, Series G ☒	136,000	3,386,944	3,493,840
ProLogis, Series L ☒	114,820	2,167,595	2,748,504
ProLogis, Series M ☒	18,700	460,785	448,613
ProLogis, Series 0 ☒	10,228	255,700	251,545
ProLogis, Series R ☒	5,000	105,000	123,000
ProLogis, Series S ☒	7,400	155,400	179,598
PS Business Parks, Series H ☒	23,820	476,400	597,143
PS Business Parks, Series I ☒	8,400	165,228	212,100
PS Business Parks, Series M ☒	23,820	490,692	602,944
PS Business Parks, Series P ☒	7,400	141,858	184,556
Public Storage, Series D ☒	25,000	627,000	665,725
Public Storage, Series E ☒	38,300	914,900	975,080
Public Storage, Series M ☒	55,000	1,399,750	1,401,895
Public Storage, Series Q ☒	16,000	402,880	427,360
Realty Income, Series D ☒	60,000	1,521,000	1,571,400
Realty Income, Series E ☒	78,820	1,895,012	1,997,598
Regency Centers, Series C ☒	94,820	2,291,978	2,393,257
Regency Centers, Series E ☒	46,170	1,032,215	1,142,200
UDR, Series G ☒	95,000	2,308,000	2,404,687
Vornado Realty, Series G ☒	40,000	998,000	1,005,160
Vornado Realty, Series H ☒	68,000	1,547,000	1,695,240
Vornado Realty, Series I ☒	24,000	596,400	594,480

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Select Portfolio (SLA)

DESCRIPTION	SHARES	COST	FAIR VALUE ¶
Weingarten Realty Investors, Series D ☒	9,000	$207,000	$217,620
Weingarten Realty Investors, Series E ☒	130,000	3,201,900	3,243,500

Total Preferred Stocks		39,828,504	42,837,800

Total Unaffiliated Investments		176,518,067	171,724,647

Short-Term Investment — 0.8%
First American Prime Obligations Fund, Class Z, 0.04% f	976,648	976,648	976,648

Total Investments ▲ — 142.4%		$177,494,715	$172,701,295

Other Assets and Liabilities, Net — (42.4)%			(51,380,258)

Total Net Assets — 100.0%			$121,321,037

¶	The fund’s investments in whole loans (multifamily and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, these investments are initially fair valued at cost as this approximates fair value and adjusted using a U.S. Bancorp Asset Management, Inc. (“USBAM”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. The results of the pricing model may be further subject to price floors given the intrinsic values of the underlying properties subject to the loans and ceilings due to the illiquid nature of the loans. USBAM has modified, and may in the future modify, price floors, price ceilings, and other factors contained in the model in light of changing economic and market conditions. Such modifications will affect the fund’s net asset value.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly. Although USBAM believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

Security valuations for the fund’s investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Select Portfolio (SLA)

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of November 30, 2011, the fund held internally fair valued securities which are disclosed in footnote ¥.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On November 30, 2011, the total fair value of these securities was $97,885,645 or 80.7% of total net assets.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on November 30, 2011. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

b	Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”). On November 30, 2011, securities valued at $51,002,603 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$10,400,000	4.25%	$1,228

*	Interest rate as of November 30, 2011. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 2.50% subject to a “floor” interest rate of 4.25% and reset monthly.

Description of collateral:

Whole Loans

12000 Aerospace, Clear Lake, TX, 7.18%, 1/1/15, $4,939,362 par

Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15, $4,112,539 par

Clear Lake Central I, Webster, TX, 4.93%, 2/1/12, $6,895,716 par

George Gee Hummer, Liberty Lake, WA, 6.20%, 1/1/14, $2,125,000 par

George Gee Pontiac I, Liberty Lake, WA, 6.23%, 1/1/14, $4,675,000 par

George Gee Porsche, Liberty Lake, WA, 6.20%, 1/1/14, $2,500,000 par

Highland House Apartments, Dallas, TX, 6.55%, 10/1/13, $2,668,653 par

Highland Park I, Scottsdale, AZ, 6.77%, 4/1/13, $9,204,035 par

Mandala Agency Building, Bend, OR, 6.38%, 6/1/17, $2,175,000 par

Revere Apartments, Revere, MA, 6.28%, 3/1/12, $1,598,054 par

Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13, $6,413,648 par

Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17, $4,855,705 par

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $9,750,000, which matures on July 31, 2013, and agreed to make revolving loans to the fund of up to $5,250,000. The fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.

¶	Interest Only—Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of November 30, 2011.

§	Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

t	Loan is currently in default with regards to scheduled interest and/or principal payments.

¤	Participating Loan—A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Select Portfolio (SLA)

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On November 30, 2011, securities valued at $27,198,099 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$12,137,075	11/14/11	0.29%	12/14/11	$ 1,662	(1)
5,494,000	11/15/11	1.46%	2/14/12	3,567	(2)
7,352,000	9/22/11	1.36%	12/22/11	19,442	(3)

$24,983,075				$24,671

*	Interest rate as of November 30, 2011. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $635,489 par

Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $135,196 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $1,597,702 par

Federal National Mortgage Association, 5.00%, 11/1/17, $253,908 par

Federal National Mortgage Association, 6.50%, 6/1/29, $422,698 par

Federal National Mortgage Association, 7.50%, 5/1/30, $38,790 par

Federal National Mortgage Association, 8.00%, 5/1/30, $14,087 par

Federal National Mortgage Association, 5.00%, 11/1/33, $1,984,398 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,869,256 par

Federal National Mortgage Association, 4.50%, 3/1/40, $2,363,848 par

Federal National Mortgage Association, 4.00%, 12/1/40, $2,671,976 par

(2)	JP Morgan:

Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $6,400,000 par

(3)	Merrill Lynch, Pierce, Fenner & Smith Incorporated:

Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.72%, 9/11/38, $2,100,000 par

Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50, $3,315,000 par

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41, $2,000,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

Δ	Variable Rate Security—The rate shown is the net coupon rate in effect as of November 30, 2011.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A., London Branch (“BofA”). On November 30, 2011, securities valued at $39,468,776 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$15,000,000	1.14%	$14,769
2,000,000	1.13%	1,945

$17,000,000		$16,714

*	Interest rate as of November 30, 2011. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Preferred Stocks

BRE Properties, Series D, 28,600 shares

Developers Diversified Realty, Series H, 23,820 shares

Developers Diversified Realty, Series I, 3,830 shares

Digital Realty, Series E, 140,000 shares

Duke Realty, Series K, 35,000 shares

Duke Realty, Series L, 17,270 shares

Duke Realty, Series M, 47,640 shares

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Select Portfolio (SLA)

Duke Realty, Series O, 40,000 shares

Equity Residential Properties, Series K, 18,000 shares

Equity Residential Properties, Series N, 49,500 shares

Kimco Realty, Series G, 136,000 shares

ProLogis, Series L, 114,820 shares

ProLogis, Series M, 18,700 shares

ProLogis, Series 0, 10,228 shares

ProLogis, Series R, 5,000 shares

ProLogis, Series S, 7,400 shares

PS Business Parks, Series H, 23,820 shares

PS Business Parks, Series I, 8,400 shares

PS Business Parks, Series M, 23,820 shares

PS Business Parks, Series P, 7,400 shares

Public Storage, Series D, 25,000 shares

Public Storage, Series E, 38,300 shares

Public Storage, Series M, 55,000 shares

Public Storage, Series Q, 16,000 shares

Realty Income, Series D, 60,000 shares

Realty Income, Series E, 78,820 shares

Regency Centers, Series C, 94,820 shares

Regency Centers, Series E, 46,170 shares

UDR, Series G, 95,000 shares

Vornado Realty, Series G, 40,000 shares

Vornado Realty, Series H, 68,000 shares

Vornado Realty, Series I, 24,000 shares

Weingarten Realty Investors, Series D, 9,000 shares

Weingarten Realty Investors, Series E, 130,000 shares

The fund has entered into a loan agreement with BofA under which BofA has agreed to make a credit facility available up to $17,000,000. Loans made under the loan agreement are secured by the fund’s holdings in REIT preferred stock and bear interest at one-month LIBOR plus 0.90%. The credit facility has an initial term of 180 days and will continue on a revolving basis unless terminated in writing by BofA upon 180 days notice. The fund may borrow and re-borrow under the credit facility without the payment of any penalties.

f	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of November 30, 2011.

▲	On November 30, 2011, the cost of investments for federal income tax purposes was approximately $177,494,715. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$9,448,555
Gross unrealized depreciation	(14,241,975)

Net unrealized depreciation	$(4,793,420)

Summary of Fair Value Exposure

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the fund’s investments in whole loans.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Select Portfolio (SLA)

The fair value levels are not necessarily an indication of the risk associated with investing in these investments:

As of November 30, 2011, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Whole Loans	$—	$—	$81,019,395	$81,019,395
Corporate Notes	—	—	16,866,250	16,866,250
U.S. Government Agency Mortgage-Backed Securities	—	12,808,340	—	12,808,340
Commercial Mortgage-Backed Securities	—	18,192,862	—	18,192,862
Preferred Stocks	42,837,800	—	—	42,837,800
Short-Term Investment	976,648	—	—	976,648

Total Investments	$43,814,448	$31,001,202	$97,885,645	$172,701,295

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Whole Loans	Corporate Notes	Total Fair Value
Balance as of August 31, 2011	$89,264,806	$16,866,250	$106,131,056
Net change in unrealized appreciation or depreciation	(1,960,136)	—	(1,960,136)
Purchases	4,463,908	—	4,463,908
Sales	(10,749,183)	—	(10,749,183)

Balance as of November 30, 2011	$81,019,395	$16,866,250	$97,885,645

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of November 30, 2011	$(2,007,424)	$—	$(2,007,424)

During the period ended November 30, 2011, the fund recognized no transfers between valuation levels.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: January 25, 2012

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: January 25, 2012